                                                                    EXHIBIT 10.1

                                FIRST AMENDMENT

          FIRST AMENDMENT, dated as of December 5, 1997 (this "First Amendment"), to the Credit Agreement, dated as of October 28, 1997 and as amended and restated as of December 5, 1997 (the "Credit Agreement"), among DETAILS HOLDINGS, INC., a California corporation (the "Holdings"), DETAILS, INC., a California corporation (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, as documentation, syndication and administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"). For clarification purposes, it is understood that Holdings was originally referred to in the Credit Agreement as "the Company" and upon the effectiveness of the amendments contemplated hereby will be referred to in the Credit Agreement as "Holdings". The Subsidiary which it is planning to form in connection with the Second Push-Down (as defined below) with the name of Details Capital Corp. will upon the effectiveness of the amendments contemplated hereby be referred to in the Credit Agreement as "the Company" but will be referred to in this First Amendment as "Details Intermediate".


                                  WITNESSETH:


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower; and

          WHEREAS, Holdings and the Borrower have requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. As used herein, terms defined in this First Amendment or in the Credit Agreement are used herein as so defined.

          2. Description of Second Push-Down. The parties hereto understand that Holdings is contemplating a transaction pursuant to which it would contribute to a wholly-owned domestic Subsidiary to be formed by it with the name of Details Capital Corp. ("Details Intermediate") (i) all of its material assets (other than the Capital Stock of Details Intermediate) and (ii) all of its material liabilities, including, without limitation, the Company Zeros (such transaction, the "Second Push-Down").

          3. Amendments to Credit Agreement. The Credit Agreement is hereby amended in the manner set forth on the pages of the Credit Agreement attached as Annex A hereto.

          4. Effectiveness. The amendments provided for herein shall become effective on the date (the "Effective Date") of satisfaction of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts of this First Amendment, duly executed and delivered by Holdings, the Borrower and each of the other parties hereto.

          (b) The Administrative Agent shall have received a counterpart of the Joinder Agreement attached as Annex B hereto, duly executed and delivered by Details Intermediate on the date upon which the Second Push-Down is consummated.

          (c) The Second Push-Down shall have been consummated.

          (d) The Administrative Agent shall have received legal opinions and such other documents (including, without limitation, UCC financing statements) as it may reasonably request in connection with the Second Push-Down and the transactions contemplated hereby.

          (e) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this First Amendment shall be satisfactory in form and substance to the Administrative Agent.

          5. Representations and Warranties. After giving effect to the amendments contained herein, on the Effective Date, each of Details Intermediate and the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement; provided that each reference in such Section 4 to "this Agreement" shall be deemed to be a reference both to this First Amendment and to the Credit Agreement as amended by this First Amendment.

          6. Continuing Effect; No Other Amendments. All of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

          7. No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this First Amendment.

          8. Counterparts. This First Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          9. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   DETAILS HOLDINGS, INC.

                                   By: /s/ Joseph P. Gisch
                                     ------------------------------
                                     Title: Chief Financial Officer


                                   DETAILS, INC.

                                   By: /s/ Joseph P. Gisch
                                     ------------------------------
                                     Title:


                                   THE CHASE MANHATTAN BANK,
                                   as Administrative Agent and as a Lender

                                   By: /s/ Lawrence Palumbo, Jr.
                                     ------------------------------
                                     Title: Vice President

                                   STATE STREET BANK & TRUST COMPANY

                                   By: /s/ Mark H. Trachy
                                       --------------------------------------
                                       Name:  Mark H. Trachy
                                       Title: Vice President, High Technology

                                   CITY NATIONAL BANK

                                   By: /s/ Scott J. Kelley
                                       ----------------------
                                       Name:  Scott J. Kelley
                                       Title: Vice President

                                   IBJ SCHRODER BANK & TRUST COMPANY

                                   By: /s/ Mark H. Minter
                                       ----------------------
                                       Name:  Mark H. Minter
                                       Title: Director

                                   BANKBOSTON N.A.

                                   By: /s/ Jay L. Massimo
                                       ----------------------
                                       Name:  Jay L. Massimo
                                       Title: Vice President

                                   CRESCENT/MACH I PARTNERS, L.P.,
                                   by: TCW Asset Management Company,
                                   its Investment Manager

                                   By: /s/ Justin L. Driscoll
                                       --------------------------
                                       Name:  Justin L. Driscoll
                                       Title: Senior Vice President

                                   MASSACHUSETTS MUTUAL LIFE
                                   INSURANCE CO.

                                   By: /s/ Clifford M. Noreen
                                       -------------------------
                                       Name:  Clifford M. Noreen
                                       Title: Managing Director

                                  MERRILL LYNCH PRIME RATE PORTFOLIO

                                  By: Merrill Lynch Asset Management, L.P., as
                                  Investment Advisor

                                  By: /s/ Anthony R. Clemente
                                      ---------------------------
                                      Name:  Anthony R. Clemente
                                      Title: Authorized Signatory

                                   PILGRIM AMERICA PRIME RATE TRUST

                                   By: /s/ Thomas C. Hunt
                                       ----------------------------------
                                       Name:  Thomas C. Hunt
                                       Title: Assistant Portfolio Manager

                                   VAN KAMPEN AMERICAN CAPITAL PRIME
                                   RATE INCOME TRUST

                                   By: /s/ Kathleen A. Zarn
                                       ------------------------
                                       Name:  Kathleen A. Zarn
                                       Title: Vice President

                                                                         ANNEX A


                              [See Exhibit 10.2]

                                                                       Annex B

                               JOINDER AGREEMENT

     JOINDER AGREEMENT, dated as of December 5, 1997, made by Details Capital Corp., a California corporation ("Details Intermediate") pursuant to the Credit Agreement, dated as of October 28, 1997 (as amended and restated as of December 5, 1997, as amended by the First Amendment, dated as of December 5, 1997 (the "First Amendment") and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Details Holdings, Inc., a California corporation ("Holdings"), Details, Inc., a California corporation (the "Borrower"), the banks and financial institutions from time to time parties thereto and The Chase Manhattan Bank, as Administrative Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     For good and valid consideration, the sufficiency of which hereby is acknowledged, Details Intermediate hereby agrees as follows:

(a) It agrees to become a party to the Credit Agreement on the terms set forth in the First Amendment and shall have all the rights and responsibilities as a party thereto pursuant to the terms thereof;

(b) It assumes all liabilities and obligations and shall have all the rights and responsibilities of a Grantor and a Guarantor under the Guarantee and Collateral Agreement; and

(c) It shall (i) be bound by all covenants, agreements, acknowledgements and other terms and provisions applicable to it, as a party to the Credit Agreement and the other Loan Documents pursuant to the terms thereof to the same extent, and in the same manner, as if it were a direct party thereto and (ii) perform all obligations required of it pursuant to the Credit Agreement and such Loan Documents.

     Details Intermediate hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit Agreement and the First Amendment (and all other amendments, supplements and other modifications thereto) and each of the Loan Documents referred to therein (including, without limitation, all amendments, supplements and other modifications thereto).

     Details Intermediate hereby represents and warrants that (a) all representations and warranties contained in the Credit Agreement and the other Loan Documents which are applicable to it pursuant to the terms thereof (after giving effect to the First Amendment and this Joinder Agreement) are true and correct in all material respects and (b) immediately prior to and immediately after the effectiveness of this Joinder Agreement, no Default or Event of Default shall have occurred and be continuing.

     This Joinder Agreement shall become effective upon the satisfaction of all the conditions to effectiveness set forth in the First Amendment.

     THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                                                  DETAILS CAPITAL CORP.


                                                  By:
                                                     --------------------------
                                                      Title:

ACKNOWLEDGED AND AGREED TO;

THE CHASE MANHATTAN BANK, as Administrative Agent


By:
   ----------------------------
   Title: